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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of GTECH Holdings Corporation of our report dated March 23, 1998, with respect to the consolidated financial statements of Camelot Group plc which appears on page 26 in the Annual Report on form 10-K of GTECH Holdings Corporation.

                                                      /s/ PRICE WATERHOUSE
                                                      PRICE WATERHOUSE

London, England
September 23, 1998